Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2016
Harbor Diversified International All Cap Fund
The section entitled “Marathon-London MSCI AC World Ex. U.S. Composite Performance Information” on page 26 is hereby replaced with the following:
Marathon-London MSCI AC World Ex. U.S. Composite Performance Information
The following table presents the past performance of a composite of certain accounts managed by Marathon-London, the Subadviser to Harbor Diversified International All Cap Fund. The Marathon MSCI AC World Ex. U.S. Composite (the “Composite”) is comprised of all fee paying accounts under discretionary management by Marathon-London that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns are presented in U.S. dollars. Except to the extent net performance has been adjusted to reflect the operating costs of the Fund, Marathon- London has prepared and presented the historical performance shown for the Composite in compliance with the Global Investment Performance Standards (GIPS®). Returns include the reinvestment of interest, dividends and any other distributions. The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Marathon-London in managing portfolios with substantially similar investment strategies and techniques to those of the Fund. To calculate the performance of the Composite net of all operating expenses, the estimated net Fund operating expenses payable by the Institutional, Administrative and Investor Class shares of the Fund for the fiscal year ending October 31, 2016 were used.
The historical performance of the Composite is not that of Harbor Diversified International All Cap Fund and is not necessarily indicative of the Fund’s future results. The Fund commenced operations on November 2, 2015 and the Fund’s actual performance may vary significantly from the past performance of the Composite. While the accounts comprising the Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Composite, they may have had an adverse effect on the performance results of the Composite. However, Marathon-London does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

marathon-london msci ac world ex. u.s. composite*
	For the Periods Ended December 31, 2015:
Composite*	1 Year	5 Years	10 Years	Since Inception
Composite net of all Institutional Class operating expenses	2.63%	5.23%	6.10%	7.79%
Composite net of all Administrative Class operating expenses	2.38	4.97	5.84	7.52
Composite net of all Investor Class operating expenses	2.25	4.85	5.71	7.39
Composite net of all Retirement Class operating expenses	2.67	5.27	6.14	7.83
Composite gross of all operating expenses	3.51	6.13	7.01	8.72
MSCI AC World Ex. U.S. (ND) Index**	-5.66	1.06	2.92	N/A

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2016 — Continued

	For the Periods Ended December 31:
	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Composite net of all Institutional Class operating expenses	28.28%	16.90%	-40.27%	33.90%	16.84%	-9.45%	18.07%	24.82%	-5.76%	2.63%
Composite net of all Administrative Class operating expenses	27.96	16.61	-40.42	33.57	16.55	-9.68	17.77	24.50	-6.00	2.38
Composite net of all Investor Class operating expenses	27.81	16.47	-40.49	33.41	16.41	-9.79	17.63	24.36	-6.11	2.25
Composite net of all Retirement Class operating expenses	28.33	16.94	-40.25	33.95	16.88	-9.42	18.11	24.86	-5.73	2.67
Composite gross of all operating expenses	29.38	17.90	-39.76	35.05	17.84	-8.68	19.08	25.88	-4.96	3.51
MSCI AC World Ex. U.S. (ND) Index**	26.65	16.51	-45.53	41.45	11.15	-13.71	16.83	15.29	-3.87	-5.66

*	This is not the performance of Harbor Diversified International All Cap Fund. As of December 31, 2015, the Composite was composed of 5 accounts, totaling approximately $2.3 billion. The inception date of the Composite was June 30, 1994.
**	The MSCI AC World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
November 3, 2016

Harbor Diversified International All Cap Fund
The following information regarding Marathon Asset Management LLP (“Marathon-London”), the subadviser for Harbor Diversified International All Cap Fund, has changed:
Effective September 22, 2016, Simon Somerville will join Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Michael Godfrey, David Cull and Robert Anstey as portfolio manager for Harbor Diversified International All Cap Fund. Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey and Somerville jointly manage the Harbor Diversified International All Cap Fund.
Mr. Somerville recently joined Marathon-London as Portfolio Manager and will manage a portion of their Japanese investments.
All references in the Prospectus to Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull and Anstey as joint portfolio managers for Harbor Diversified International All Cap Fund are hereby replaced with references to Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey and Somerville as joint portfolio managers for Harbor Diversified International All Cap Fund.
Principal Investment Strategy
The following replaces the information in the “Principal Investment Strategy” section on page 5 regarding the number of companies the Fund invests in:
This results in a portfolio that generally maintains investment in between 350 and 450 companies.
September 22, 2016
Investors Should Retain This Supplement For Future Reference
S1103.P.IG
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